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Pentair plc
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SHAREHOLDER ENGAGEMENT April 2019

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS This presentation contains statements that we believe to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "positioned," "strategy," "future" or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include overall global economic and business conditions impacting our business, including the strength of housing and related markets; demand, competition and pricing pressures in the markets we serve; volatility in currency exchange rates; failure of markets to accept new product introductions and enhancements; the ability to successfully identify, finance, complete and integrate acquisitions; the ability to successfully integrate the Aquion and Pelican Water Systems acquisitions; the ability to achieve the benefits of our restructuring plans and cost reduction initiatives; risks associated with operating foreign businesses; the impact of material cost and other inflation; the impact of seasonality of sales and weather conditions; our ability to comply with laws and regulations; the impact of changes in laws, regulations and administrative policy, including those that limit U.S. tax benefits or impact trade agreements and tariffs; the outcome of litigation and governmental proceedings; the ability to realize the anticipated benefits from the separation of nVent Electric plc from Pentair; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2018. All forward-looking statements speak only as of the date of this presentation. Pentair plc assumes no obligation, and disclaims any obligation, to update the information contained in this presentation. 2 ©2019 Pentair

Agenda •What We Stand For •Governance •Compensation Program 3 ©2019 Pentair

What We Stand For PURPOSE We believe the health of our world depends on reliable access to clean, safe water MISSION Pentair delivers smart, sustainable solutions that empower our customers to make the most of life’s essential resource VISION To be the leading residential and commercial water treatment company built through: Empowered employees Delivering for customers and Creating value for shareholders 4 ©2019 Pentair Pentair Delivers Smart, Sustainable Solutions

Board Overview Average Tenure < 7 Years 2 of 8 Directors are Women All Directors (Except CEO) are Independent 5 ©2019 Pentair A Variety of Diverse, Rich Backgrounds and Financial and Management Experience The Board is led by an independent Chairman, regularly meets in executive session, and has direct access to independent advisors and experts.

Governance Highlights Independent Board Leadership, via an independent, non-executive Chairman of the Board and all independent directors on committees Annual Election of Directors Majority Voting, the vote requirement for director elections, except in the case of a contested election Proxy Access, available to shareholders who meet certain ownership, retention and other requirements set forth in our articles of association Share Ownership Guidelines, establishes minimum share ownership levels for directors and executives with a transition period for new appointments Company Strategy, reviewed and monitored throughout the year by the Board Board and Committee Self-Assessments, conducted annually Related Person Transactions Policy, designed to avoid conflicts of interest 6 ©2019 Pentair Recommended Governance Practices In Place

Highlights of Compensation-Related Actions for New Pentair Selected new executive compensation comparator group based on new company size1 Established new pay ranges and approved compensation for new CEO and new leadership team Replaced legacy Key Executive Employment and Separation Agreements Eliminated Flexible Perquisite Allowance Established and approved performance targets for annual incentive plans and long term incentive plans Approved treatment of outstanding long term incentive awards 1 New comparator group: revenues ranging from $1.33B to 3.99B; median revenue of $2.68B 7 ©2019 Pentair Changes Made to Compensation Practices The Compensation Committee took a number of steps to prepare for the Company’s separation into two public companies resulting in the 2018 New Pentair

Performance-Based Pay 1 2018 Annual Incentive Measures: 50% Segment Income, 30% Revenue, 20% Free Cash Flow 2 2018-2020 Performance Share Unit Measures: 75% Adjusted EPS, 25% Average ROE; Average ROE to be replaced with ROIC in 2019 8 ©2019 Pentair Majority of Executive Compensation At Risk Chief Executive OfficerAverage of Other NEOs 11 22

Our Executive Compensation Program Annual Shareholder Outreach Program to seek input and feedback on executive compensation Independent Consultant, hired by and reporting to the Compensation Committee and evaluated periodically Comparator Group (“peer group”) evaluated annually, based on industry and revenue of ½ to 2x revenue size Significant CEO pay at risk (86%); average of 72% for other Named Executive Officers Stock Ownership Guidelines and Holding Policy for the CEO at 6.0x times base salary and 2.5-3.0x for executive officers Formal Clawback Policy for cash bonuses and equity-based awards subject to performance-based vesting Annual Risk Assessment of our compensation programs and policies No KEESA Single-Trigger Equity Vesting No Excise Tax Gross-ups No individual supplemental executive retirement plans for executive officers appointed at or after Separation No hedging or pledging of Pentair equity securities No stock options granted below fair market value No Flexible Perquisite Cash Allowance for existing executive officers No accelerated vesting or “Founders Grants” in connection with Separation 9 ©2019 Pentair Compensation Program Aligned for New Pentair What We DoWhat We Don’t Do

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